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                                                                    EXHIBIT 10.1



                           MEDALLION FINANCIAL CORP.
                  Amended and Restated 1996 Stock Option Plan

     The 1996 Stock Option Plan, amended and restated as of February 25, 1998 (the "Plan"), is intended to encourage ownership of Common Stock, $0.01 par value (the "Stock") of Medallion Financial Corp. (the "Company") by officers and employees of the Company and its affiliates so as to provide additional incentives to promote the success of the Company and its affiliates through the grant of Incentive Stock Options and Nonstatutory Stock Options (collectively, as defined below, "Options").

     1.  Administration of the Plan.
         --------------------------

     The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of the Board (the entity administering the Plan hereafter referred to as "Committee"). Within the limits of the Plan, the Committee shall determine the individuals to whom, and the times at which, Options shall be granted, the type of Option to be granted, the duration of each Option, the price and method of payment for each Option, and the time or times within which (during its term) all or portions of each Option may be exercised. The Committee may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Options granted under it as may be necessary or desirable and include such further provisions or conditions in Options granted under the Plan as it deems advisable. To the extent permitted by law, the Committee may delegate its authority under the Plan to other individuals; provided, however, that Options granted to any person subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") shall be granted by the Board or a committee of at least two members thereof, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act.
In addition, to the degree that Options granted to any person are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such Options shall be granted by at least two members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code.

     2.  Shares Subject to the Plan.
         --------------------------

          (a)  Number and Type of Shares.  The aggregate number of shares of
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Stock of the Company which may be optioned under the Plan is 1,500,000 shares.
In the event that the Committee in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the
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Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Option granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under the Plan and as to which Options then outstanding shall be exercisable, and the option price of such Options, shall be appropriately adjusted by the Committee (whose determination shall be conclusive) so that the proportionate number of shares or other securities as to which Options may be granted and the proportionate interest of holders of outstanding Options shall be maintained as before the occurrence of such event.

          (b)  Effect of Certain Transactions.  In the event of a consolidation
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or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an outstanding Option shall be entitled to receive upon exercise and payment in accordance with the terms of the Option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Stock purchasable under his Option; provided, however, that in lieu of the foregoing the Board of Directors of the Company (the "Board") may upon written notice to each holder of an outstanding Option provide that such Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Board may in its discretion accelerate or waive any deferred exercise period. Options granted under this Plan may contain such provisions as the Committee shall approve permitting part or all of such options to become exercisable without regard to any deferred exercise period in the event of a change of control of the Company, as defined by the Committee.

          (c)  Restoration of Shares.  If any Option expires or is terminated
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unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting Options under the Plan, subject, however, in the case of Incentive Stock Options, to any requirements under the Code.

          (d)  Reservation of Shares.  The Company shall at all times while the
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Plan is in force reserve such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     3.  Grant of Options; Eligible Persons.
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          (a)  Types of Options.  Options may be granted under the Plan either
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as incentive stock options ("Incentive Stock Options"), as defined in Section
422 of the Code or as Options which do not meet the requirements of Section 422 ("Nonstatutory

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Stock Options"). Options may be granted from time to time by the Committee, within the limits set forth in Sections 1 and 2 of the Plan, to all employees of the Company or of any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code); provided, however, that Options with respect to no more than 500,000 shares of Stock may be granted to any individual in any single calendar year.

          (b)  Date of Grant.  The date of grant for each Option shall be the
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date on which it is approved by the Committee, or such later date as the
Committee may specify. No Incentive Stock Options shall be granted hereunder after ten years from the date on which the Plan was approved by the Board.

          (c)  Automatic Awards.  The Committee may provide for the automatic
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award of an Option upon the delivery of shares to the Company in payment of an
Option for up to the number of shares so delivered.

     4.  Form of Options.
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     Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.
The form of such Options may vary among optionees.

     5.  Option Price.
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     The price at which shares may from time to time be optioned shall be determined by the Committee, provided that such price shall not be less than the fair market value of the Stock on the date of granting as determined in good faith by the Committee; and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted an Incentive Stock Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the fair market value of the Stock on the date of grant.

     To the extent permitted by law, the Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Stock of the Company or such other lawful consideration as the Committee may determine; provided, however, that to the degree the option price is paid through the delivery of Stock such Stock must be "mature" for purposes of generally accepted accounting principles, i.e., (i) held by the optionee free
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and clear for at least six months prior to the use thereof to pay part of an option price, (ii)

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purchased by the optionee on the open market, or (iii) meeting any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an option price.

     6.  Term of Option and Dates of Exercise.
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          (a)  Exercisability.  The Committee shall determine the term of all
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Options, the time or times that Options are exercisable and whether they are exercisable in installments, provided that the term of each Incentive Stock Option granted under the Plan shall not exceed a period of ten years from the date of its grant, and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his Incentive Stock Option does not exceed a period of five years from the date of its grant. In the absence of such determination, the Option shall be exercisable at any time or from time to time, in whole or in part, during a period of ten years from the date of its grant or, in the case of an Incentive Stock Option, the maximum term of such Option.

          (b)  Effect of Disability, Death or Termination of Employment.  The
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Committee shall determine the effect on an Option of the disability, death, retirement or other termination of employment of an optionee and the extent to which, and the period during which, the optionee, the optionee's estate, legal representative, guardian, or beneficiary on death may exercise rights thereunder. Any beneficiary on death shall be designated by the optionee, in the manner determined by the Committee, to exercise rights of the optionee in the case of the optionee's death. In the event no beneficiary is designated or survives the optionee, the optionee's rights shall pass to the optionee's estate, to the degree so allowed by the Committee.

          (c)  Other Conditions.  The Committee may impose such conditions with
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respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (d)  Withholding.  The optionee shall pay to the Company, or make
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provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option creating the tax obligation, valued at the fair market value of the Stock on the date of delivery to the Company as determined in good faith by the Committee. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax

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obligations from any payment of any kind otherwise due to the optionee.

          (e)  Amendment of Options.  The Committee may amend, modify or
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terminate any outstanding Option, including substituting therefor another Option of the same or different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the optionee's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the optionee.

     7.  Non-transferability.
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     Generally, an Option shall not be transferable, except by will or by the laws of descent and distribution, or, in the case of Nonstatutory Stock Options, to the extent consistent with qualifying for the exemption provided by Rule 16B-3 under the Exchange Act, pursuant to a qualified domestic relations order, and the Options shall be exercisable, during the holder's lifetime, only by him or her or such permitted transferee.

     8.  No Right to Employment.
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     No persons shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving an optionee the right to continued employment. The Company expressly reserves the right at any time to dismiss an optionee free from any liability or claim under the Plan, except as specifically provided in the applicable Option.

     9.  No Rights as a Shareholder.
         --------------------------

     Subject to the provisions of the applicable Option, no optionee or any person claiming through an optionee shall have any rights as a shareholder with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     10.  Amendment or Termination.
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     The Board may amend or terminate the Plan at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Exchange Act or
Section 162(m) of the Code, if compliance is so intended by the Committee.

     11.  Stockholder Approval.
          --------------------

     The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of

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the shares of capital stock of the Company entitled to vote thereon and present or represented at a meeting duly held in accordance with the laws of the State of Delaware, or by any other action that would be given the same effect under the laws of such jurisdiction, which action in either case shall be taken within twelve (12) months from the date the Plan was adopted by the Board. In the event such approval is not obtained, all Options granted under the Plan shall be void and without effect.

     12.  Governing Law.
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     The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to the provisions of conflicts of law thereunder.

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